UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 02, 2026

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Warrants to Purchase Common Stock, par value $0.001 per share	GME WS	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On August 2, 2026, GameStop Corp. (the “Company”) entered into (i) privately negotiated exchange agreements (the “2030 Notes Exchange Agreements”) with a limited number of existing holders (the “2030 Existing Noteholders”) of its 0.00% Convertible Senior Notes due 2030 (the “2030 Notes”), and (ii) privately negotiated exchange agreements (the “2032 Notes Exchange Agreements” and, together with the 2030 Notes Exchange Agreements, the “Exchange Agreements”) with a limited number of existing holders (the “2032 Existing Noteholders” and, together with the 2030 Existing Noteholders, the “Existing Noteholders”) of its 0.00% Convertible Senior Notes due 2032 (the “2032 Notes” and, together with the 2030 Notes, the “Notes”), in each case relating to the exchange (the “Exchange”) of such 2030 Notes and 2032 Notes held by the Existing Noteholders for shares of the Company’s Class A common stock, $0.001 par value per share (“Common Stock”). Pursuant to the Exchange Agreements, the Company has agreed to exchange approximately (i) $400 million aggregate principal amount of the outstanding 2030 Notes, and (ii) $1.0 billion aggregate principal amount of the outstanding 2032 Notes (collectively, the “Exchange Notes”) held by the Existing Noteholders. The Company will not receive any cash proceeds from the issuance of the Common Stock in the Exchange. Following the closing of the Exchange, the Exchange Notes will be cancelled and no longer outstanding, and the Company’s outstanding long-term debt will be reduced by approximately $1.4 billion (with approximately $1.1 billion aggregate principal amount of 2030 Notes and $1.7 billion aggregate principal amount of 2032 Notes remaining outstanding). The Exchange retires this debt without the use of cash. The total number of shares of Common Stock issuable to the Existing Noteholders will be determined shortly prior to the Closing Date (as defined below) based in part on the average volume-weighted average price of the Common Stock over a 35 consecutive trading day reference period beginning on August 3, 2026, subject to a per share price floor.

The Closing Date is expected to occur on or about September 23, 2026, subject to satisfaction of the customary closing conditions set forth in the Exchange Agreements. If the Closing has not occurred on or before September 30, 2026, either the Company or the applicable Existing Noteholder may terminate the applicable Exchange Agreement.

The Company expects that some or all of the Existing Noteholders that participate in the Exchange may purchase or sell shares of Common Stock in open market transactions or enter into or unwind various derivative transactions with respect to Common Stock to hedge or unwind their investments in the Notes. These activities could increase or decrease the market price of the Common Stock or the Notes, the effect of which may be material.

Item 3.02    Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company intends to file a Current Report on Form 8-K disclosing the final number of shares of Common Stock issued in the Exchange promptly after such number is determined.

The Common Stock will be issued to the Existing Noteholders in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act. Each Existing Noteholder participating in the Exchange is required to be an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act that is also a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. The Company is relying on this exemption from registration based in part on representations made by the Existing Noteholders in the Exchange Agreements.

Item 8.01    Other Events

On August 3, 2026, the Company issued a press release announcing that it entered into the Exchange Agreements described in this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy shares of Common Stock or any other security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws, that are based on management’s beliefs and assumptions and on information currently available to management. Forward-

looking statements include statements concerning the timing of consummation of the Exchange on the terms described above or at all, the number of shares of Common Stock issuable in the Exchange, which will not be determined until the completion of the applicable reference period. In some cases, forward-looking statements can be identified by the use of terms such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “pro forma,” “seeks,” “should,” “will” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ from the Company’s plans. These risks include, but are not limited to, market risks, trends and conditions, and those risks included in the section titled “Risk Factors” in the Company’s filings and reports with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended January 31, 2026 and its Quarterly Report on Form 10-Q for the fiscal quarter ended May 2, 2026, and other filings that the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. In addition, forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that the Company believes to be reasonable as of the date of this Current Report on Form 8-K. The Company assumes no obligation to update these forward-looking statements as a result of new information, future events, changes in expectations or otherwise except to the extent required by applicable law.

Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits.
99.1         Press Release issued by GameStop Corp., dated August 3, 2026.
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: August 3, 2026	By:	/s/ Daniel Moore
Daniel Moore Principal Financial and Accounting Officer